UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On April 25, 2023, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) held our Annual Meeting, at which stockholders holding 174,719,328 shares of Common Stock (being the only class of shares entitled to vote at the meeting), or 93.84% of our 186,178,922 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on four proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A filed with the Securities and Exchange Commission on March 15, 2023. The proposals submitted for vote and related results of the stockholders' votes were as follows:

Proposal No. 1: To elect ten members of the Board to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

	SHARES VOTED
DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Andrew Berkenfield	169,782,285	1,470,903	3,466,140
Derrick Burks	168,211,574	3,041,614	3,466,140
Philip Calian	161,530,192	9,722,996	3,466,140
David Contis	112,227,878	59,025,310	3,466,140
Constance Freedman	167,815,187	3,438,001	3,466,140
Thomas Heneghan	166,601,389	4,651,799	3,466,140
Marguerite Nader	170,092,540	1,160,648	3,466,140
Scott Peppet	168,063,677	3,189,511	3,466,140
Sheli Rosenberg	161,722,092	9,531,096	3,466,140
Samuel Zell	159,053,232	12,199,956	3,466,140

Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	168,773,009	5,931,799	14,520	—

Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	160,040,647	11,143,130	69,411	3,466,140

Proposal No. 4: To approve the frequency of stockholder votes on our executive compensation on a non-binding advisory basis. Our recommendation to conduct an advisory vote on executive compensation each year at the Annual Meeting of Stockholders beginning with the 2024 Annual Meeting received the affirmative vote of holders of a majority of the votes cast and was approved.

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	167,898,052	10,449	3,325,913	18,774	3,466,140

Consistent with the results of the advisory vote, we have determined to conduct non-binding advisory votes on executive compensation on an annual basis, until the next non-binding advisory vote on the frequency of stockholder votes on our executive compensation.

Item 8.01    Other Events
On April 25, 2023, our Board of Directors declared a second quarter 2023 dividend of $0.4475 per common share, representing, on an annualized basis, a dividend of $1.79 per common share. The dividend will be paid on July 14, 2023 to stockholders of record at the close of business on June 30, 2023.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort and marina sites; (iii) scheduled or implemented rate increases on community, resort and marina sites; (iv) scheduled or implemented rate increases in annual payments under membership subscriptions; (v) occupancy changes; (vi) our ability to attract and retain membership customers; (vii) change in customer demand regarding travel and outdoor vacation destinations; (viii) our ability to manage expenses in an inflationary environment; (ix) our ability to integrate and operate recent acquisitions in accordance with our estimates; (x) our ability to execute expansion/development opportunities in the face of supply chain delays/shortages; (xi) completion of pending transactions in their entirety and on assumed schedule; (xii) our ability to attract and retain property employees, particularly seasonal employees; (xiii) ongoing legal matters and related fees; and (xiv) costs to restore property operations and potential revenue losses following storms or other unplanned events.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” and “Forward-Looking Statements” sections in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner of lifestyle-oriented properties and own or have an interest in 450 properties located predominantly in the United States consisting of 171,477 sites as of April 17, 2023. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: April 26, 2023	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer